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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 8, 2001


                  STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                     333-51279                13-3633241
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)           Identification No.)


 245 Park Avenue
 New York, New York                                             10167
                                                              ---------
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of May 1, 2001 among Structured Asset Mortgage Investments Inc. as seller, Bankers Trust Company of California, N.A. as trustee and Washington Mutual Bank, FA as mortgage loan seller and master servicer.




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                                       -3-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                               STRUCTURED ASSET MORTGAGE
                                               INVESTMENTS INC.

                                               By:  /s/ Baron Silverstein
                                                  -----------------------------
                                               Name:    Baron Silverstein
                                               Title:   Managing Director




Dated: June 8, 2001


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                             STRUCTURED ASSET MORTGAGE
                                             INVESTMENTS INC.

                                             By:
                                                -----------------------------
                                             Name:
                                             Title:




Dated: _________ __, _____


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                                  EXHIBIT INDEX


                Item 601 (a) of          Sequentially
Exhibit         Regulation S-K           Numbered
Number          Exhibit No.              Description                        Page
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1                  4                     Pooling and Servicing                5
                                         Agreement


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                                     EXHIBIT